                                                                  EXHIBIT 10.126



                                                                  1997 TERM LOAN

                     SIXTH AMENDMENT TO AMENDED AND RESTATED
                          CREDIT AND SECURITY AGREEMENT

         THIS SIXTH AMENDMENT TO CREDIT AND SECURITY AGREEMENT (this "Amendment") is made and entered into effective as of February 15, 2001 between CRESCENT REAL ESTATE EQUITIES LIMITED PARTNERSHIP, a Delaware limited partnership (the "Lender") and CRESCENT OPERATING, INC., a Delaware corporation (the "Borrower").

                                    RECITALS

         A. The parties executed that certain Amended and Restated Credit and Security Agreement dated as of May 21, 1997, as amended by that certain First Amendment to Amended and Restated Credit and Security Agreement dated as of August 11, 1998, by that certain Second Amendment to Amended and Restated Credit and Security Agreement dated as of September 21, 1998, and by that certain Third Amendment to Amended and Restated Credit and Security Agreement dated as of March 11, 1999 (collectively, the "Original Agreement").

         B. The parties executed that Fourth Amendment to Amended and Restated Credit and Security Agreement dated as of February 1, 2001, to defer the principal and interest payments that would otherwise be due on the first Business Day of February, May, August and November 2000 until the first Business Day of February 2001; and the parties executed that Fifth Amendment to Amended and Restated Credit and Security Agreement dated as of January 31, 2001 to defer until February 15, 2001, the principal and interest payments that would otherwise be due on the first Business Day of February 2001 and on February 1, 2001. The Original Agreement, as amended by that Fourth Amendment and by that Fifth Amendment, is called the "Amended Original Agreement." All capitalized terms not otherwise defined in this Amendment will have the same meaning as described in the Amended Original Agreement

         C. The parties wish to further defer the aforementioned payments until March 5, 2001.

         In consideration of the mutual covenants set forth herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

         1. Section 2.2. Section 2.2(a) of the Amended Original Agreement is hereby amended by the addition of the following sentence to the end thereof:

         The Borrower and the Lender hereby agree that the principal that would otherwise be due on the first Business Day of February, May, August and November 2000 and of February 1, 2001 shall be deferred until, and shall be due on, March 5, 2001.

         2. Section 2.3. Section 2.3(c) of the Amended Original Agreement is hereby amended by the addition of the following sentence to the end thereof:

                                                                  1997 TERM LOAN

         The Borrower and the Lender hereby agree that the interest that would otherwise be due on the first Business Day of February, May, August and November 2000 and of February 1, 2001 shall be deferred until, and shall be due on, March 5, 2001.

         3. Remainder of Amended Original Agreement. Except as amended hereby, the Amended Original Agreement shall continue in full force and effect in the form that was effective immediately before the execution of this Amendment.

         4. Counterparts. This Amendment may be executed in any number of counterparts, all of which taken together shall constituted one and the same document.

         5. Binding Effect. This Amendment shall be binding upon and inure to the benefit of the respective successors and assigns of the parties hereto.

         6. Governing Law and Severability. This Amendment shall be governed by and construed in accordance with the laws of the State of Texas. Whenever possible, each provision hereof shall be interpreted in such manner as to be effective and valid under applicable law.

                  [Remainder of this page intentionally blank]

                                                                  1997 TERM LOAN


         IN WITNESS WHEREOF, the parties below have executed this Amendment effective as of the date first written above.


                                        CRESCENT OPERATING, INC.


                                        By:
                                            ------------------------------------
                                            Name:
                                                  ------------------------------
                                            Title:
                                                   -----------------------------



                                        CRESCENT REAL ESTATE EQUITIES
                                        LIMITED PARTNERSHIP

                                        By: Crescent Real Estate Equities, Ltd.,
                                            its general partner


                                               By:
                                                   -----------------------------
                                                   Name:
                                                         -----------------------
                                                   Title:
                                                          ----------------------